U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 8, 2011

Photonic Products Group, Inc.
(Exact name of registrant as specified in its charter)

New Jersey	000-11668	22-2003247
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

181 Legrand Avenue, Northvale, New Jersey		07647
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (201) 767-1910

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Mr. Thomas H. Lenagh, a director of Photonic Products Group, Inc. (the “Company”, and “PPGI”) since 1998, passed away on December 8, 2011.

Mr. Lenagh served with distinction during his 13 years of service to the Company and served as Chairman of the Board from May 2000 to August of 2004 and subsequently filled the role as Chairman of the Nominating Committee.

Mr. Lenagh’s energy, wisdom and dedication to excellence will be missed by the Board and employees of the Company.  The Board and everyone at PPGI would like to extend their sincere condolences to Tom’s children and grandchildren.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: December 12, 2011
	By:	/s/ William J. Foote
Chief Financial Officer, Secretary and Treasurer